                                                                                     Exhibit 10.3

                                                                                     Execution Copy

AMENDMENT NO. 1 TO COLLABORATIVE DEVELOPMENT
AND LICENSE AGREEMENT

This Amendment No. 1 (this "Amendment No. 1") to the Collaborative Development and License Agreement (this “Agreement”) entered into as of July 7, 2006 (the "Agreement Effective Date") by and between ImmunoGen, Inc., a Massachusetts corporation with its principal place of business at 128 Sidney Street, Cambridge, Massachusetts, USA 02139 (“ImmunoGen”) and Biotest AG, a corporation organized under the laws of Germany having an address of Landsteinerstraße 5, D-63303 Dreieich, Germany (“Biotest”) is dated as of August 23, 2006 (the “Amendment Effective Date”).

Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

WHEREAS, on the Agreement Effective Date, ImmunoGen and Biotest entered into the Agreement for the purpose of Developing and Commercializing Licensed Products derived from the conjugation of Biotest’s proprietary [***] Antibodies with ImmunoGen’s maytansine derivatives; and

WHEREAS, the Parties hereto desire to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the Parties hereto, intending to be legally bound, hereby agree as follows:

1. The introduction of Section 6.4.1 of the Agreement and Sections 6.4.1(a) and 6.4.1(b) of the Agreement are hereby deleted in their entirety and replaced with the following:

“6.4.1 Payment of Royalties. Biotest shall pay ImmunoGen a royalty based on Annual Net Sales of each Royalty-Bearing Product commencing with the Calendar Year (or partial Calendar Year) in which the First Commercial Sale of such Royalty-Bearing Product occurs and ending upon expiration of the Royalty Term for such Royalty-Bearing Product, at the following rates; provided, that, for the purpose of clarity, to the extent a Royalty-Bearing Product is not covered by a Valid Claim in a country in the Territory, the Net Sales of such Royalty-Bearing Product in such country shall not be included in the calculation of Annual Net Sales used to determine the royalty rates in Sections 6.4.1(a) and 6.4.1(b) on and after [***] ([***]) years from the date of First Commercial Sale of such Royalty-Bearing Product in such country:

1
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(a) Biotest Products

Annual Net Sales of Biotest Products Worldwide	Royalty Rate
Up to $[***]	[***]%
Equal to or greater than $[***]	[***]%

(b)  Co-Developed Products

(i) Early Stage Co-Developed Products

Annual Net Sales Outside Co-Development Territory	Royalty Rate
Up to $[***]	[***]%
Equal to or greater than $[***]	[***]%

(ii) Late Stage Co-Developed Products

Annual Net Sales Outside Co-Development Territory	Royalty Rate
Up to $[***]	[***]%
Equal to or greater than $[***]	[***]%”

2. The Parties hereby confirm and agree that, except as amended hereby, the Agreement remains in full force and effect and is a binding obligation of the Parties hereto. This Amendment No. 1 may be executed simultaneously in counterparts, each of which shall be deemed an original.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives.

IMMUNOGEN, INC.	Biotest AG

By:	By:
Name:	Name:	Dr. Martin Reinecke
Title:	Title:	VP, Strategic Alliances

By:
	Name:	Prof. Dr. Gregor Schulz
	Title:	Chief Executive Officer

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.